EXHIBIT 10.17

                          EXECUTIVE COMPENSATION AGREEMENT
                                       1996/97

EXECUTIVE:  B. CARETTE                             MANAGER:  E. ROUGIER

The EXECUTIVE compensation plan is based on two components:

  -- a salary, aligned with market information
  -- a bonus linked to the accomplishments of specific, quantifiable objectives

The agreement between the EXECUTIVE and his MANAGER determines the salary and objectives for the year ended June 30, 1997 ("Fiscal 1997").

At the end of this period, the parties concerned will decide on the continuation of the process.

I.   SALARY
     Starting July 1, 1996, the EXECUTIVE'S annual gross salary will be $105,000.

     It will be in effect for a period of 12 months, except in the event of a change in job function.

II.  BONUS
     For the period from July 1, 1996 to June 30, 1997, the objectives and relevant bonuses for the EXECUTIVE are noted hereafter.

     1.  Improvement of CAF of BioTechnica/LG Seeds for Fiscal 1997

     -- If CAF is equal to or less than $1,000,000, bonus will be $0 -- If CAF is greater than $1,000,000, bonus will be:

                 $7,500   x   CAF 96/97 - $1,000,000
                                      700

     2.  Improvement of CAF of the Limagrain Field Seeds Division for Fiscal
         1997

     -- If CAF is below 80,000KF, bonus will be $0
     -- If CAF is greater than 80,000KF, bonus will be:

                 $7,500   x   CAF 96/97 - 80,000KF
                                      8,000

        with a maximum of $15,000

NOTE: CAF is a French accounting measurement of cash generated by operations. It is equal to net income plus depreciation and amortization, adjusted by changes in inventory reserves, accounts receivable reserves, and gain or loss on disposal of fixed assets.

Payment of these bonuses is conditional upon the completion of the objectives as determined by the MANAGER and the EXECUTIVE for Fiscal 1997. Each objective will be analyzed separately during a meeting between the EXECUTIVE and his MANAGER.

If the Groupe Limagrain net income for 96/97 is lower than 68,000KF, the above calculated amounts will be divided by two.

I understand and agree with the compensation plan as outlined above. I have retained a signed copy of this agreement for my records.

Executed in Duplicate

/s/ E. ROUGIER                           /s/ B. CARETTE
    MANAGER                                  EXECUTIVE


Dated: November 27, 1996